                                                                    EXHIBIT 10.1

                      CDPD VALUE ADDED RESELLER AGREEMENT

  This CDPD Value Added Reseller Agreement (this "Agreement"), dated as of September 30th, 1997, is made between AT&T Wireless Data, Inc., a Delaware corporation doing business as AT&T Wireless Services, for cellular digital packet data ("CDPD") communications service (defined below) provided by AT&T Wireless Data, Inc., d/b/a AT&T Wireless Services and its Affiliates, collectively, ("AT&T"), and Vectorlink, Inc., a corporation organized under the laws of the State of California, for itself and on behalf of its Affiliates (as defined below) and any permitted assignee (collectively, "Customer").

                                   RECITALS

     A. Customer would like to receive Service from AT&T, in connection with Customer's provision of certain value-added communications services to its End Users.

     B. AT&T wishes to provide Service to Customer based upon the value-added communications services provided by Customer to its End Users, in accordance with the terms and conditions of this Agreement.

                                  AGREEMENTS

     In consideration of the mutual promises contained in this Agreement, the Parties hereby agree as follows:

Section 1. Definitions

     1.1 Affiliate means, with respect to any entity, any other entity that directly Controls, is Controlled by or is under common Control with the first entity.

     1.2 Application means the combination of the Service and Customer's value-added communications services provided to its End Users. The Application is more specifically described in Exhibit A hereto.

     1.3 Control (and all conjugations thereof) means, with respect to any entity, the direct or indirect possession of the power to direct the management and policies of such entity.

     1.4 Customer Equipment means all equipment (other than equipment comprising portions of AT&T's CDPD network) necessary to enable Customer or its End Users to receive the Service.

     1.5 End User means the individuals or entities obtaining access to Service from Customer.

                          CONFIDENTIAL & PROPRIETARY                      Page 1

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

     1.6 Number means, for each End User, the AT&T network and service identifier numbers and various other network, equipment and service numbers assigned to Customer for that End User to obtain access to Service.

     1.7 Service means the CDPD communication service and associated support services provided to Customer by AT&T.

     1.8 Service Area means those portions of AT&T's CDPD operating areas as identified by AT&T from time to time (the "Service Area") and as set forth in Exhibit B hereto, as amended from time to time.

Section 2. The Service

     2.1   Provision

               2.1.1 Service is available within the Service Area as long as the Customer Equipment is turned on and programmed with AT&T network and service identifier numbers (collectively, the "Numbers").

               2.1.2 Service provided pursuant to this Agreement will be provided only upon the request of Customer's authorized representatives, and not by End Users, and only in connection with the Application.

               2.1.3 Customer is not authorized under this Agreement to use the Service independent of the Application or in conjunction with any other Application unless such Application is described in and attached to Exhibit A hereto.

     2.2 Support Services. AT&T will provide to Customer, and not directly to End Users, network monitoring, technical assistance and trouble-shooting support of the Service through AT&T'S technical assistance center (the "ATAC"). The ATAC will be staffed and available to Customer's authorized representatives twenty-four (24) hours per day, seven (7) days per week to perform these functions and to address Customer's inquiries. Customer will provide AT&T with access to contacts and dispatch information to facilitate appropriate response to Service interruptions.

     2.3 Numbers. Customer shall be issued an initial amount of Numbers as set forth in the Service Plan attached as Exhibit C hereto. Customer may order additional Numbers by completing an NEI Request Form, a sample of which is attached as Exhibit E. Additional Numbers will be issued to Customer provided Customer is not in default hereof, and subject to any requirements for a security deposit. AT&T may change any of Customer's Numbers from time to time, by giving Customer written notice thereof. AT&T will, whenever possible, give Customer prior written notice of such change. AT&T will use its best efforts to minimize such changes. Customer will inform its End Users of the provisions of this Section and agrees that neither it nor its End Users will acquire any proprietary right in any specific Number provided by AT&T.

                          CONFIDENTIAL & PROPRIETARY                      Page 2

     2.4  Use

          2.4.1 Customer will use the Service only for lawful business purposes and only in connection with the Application, and may resell the Service only in connection with the Application and as provided by this Agreement.

          2.4.2 AT&T authorizes Customer to provide any or all of the Service to End Users in connection with End Users' use of the Application.

          2.4.3 AT&T is obligated only to Customer, with which it is in privity of contract, and not to End Users, with whom AT&T is not in privity. End Users are not to be deemed third-party beneficiaries of this Agreement.

          2.4.4 Customer is solely responsible for all risks and expenses incurred with its actions or omissions in the provision of the Service or the provision of the Application to End Users, including but not limited to payment to AT&T for all charges for Service used by Customer or its End Users or third Parties using a Number assigned to Customer. In connection with such activities, Customer will act in all respects for its own account and will be responsible for such things as credit verification, deposits, billing, collection, bad debts and any unauthorized use of the Service by End Users or any third Party using a Number assigned to Customer.

          2.4.5 Customer will disclose to End Users the provisions set forth in Exhibit D.

          2.4.6 Customer is responsible for all End User support regarding all aspects of End Users' use of the Service (whether arising in connection with hardware, software or Service), including but not limited to issues relating to modems, protocol stacks, software configuration and setup, usability issues, Service activation, Service coverage, billing, and any and all other aspects of technical services and customer care. This includes, but is not limited to, Customer taking the End Users' calls and using reasonable commercial efforts to remedy any Customer or End User-identified problem without AT&T's participation. Customer will report a problem to AT&T only upon reasonable verification that the problem is due to reasons other than misuse, malfunction or the failure of the Customer Equipment to meet the technical standards for compatibility with the Service, or failure of the End User to understand how to use the Service.

          2.4.7 The Service will not be used to transmit any communication where the message, or its transmission or distribution would violate any local court order or regulation or would likely be offensive to the recipient or recipients thereof.

                          CONFIDENTIAL & PROPRIETARY                      Page 3

     2.5 Continuing Right. AT&T will have the continuing right to market and sell the service and any other communications services to any third Parties, including but not limited to current, future and potential End Users of Customer.

     2.6 Procedures. Customer will comply with AT&T's procedures for obtaining Numbers and for activating Service with respect to any End User. AT&T may from time to time modify these procedures by giving Customer written notice of such modification.

     2.7 Service Area. The Service is available only within the Service Area and is subject to (a) transmission limitations caused by atmospheric, topographical or other conditions affecting transmission, (b) equipment modifications, repairs and other similar activities necessary for the proper or improved operation of the Service, and (c) equipment failures beyond AT&T's reasonable control. AT&T will not be responsible for any interruption or inability to use the Service that results from equipment or systems used in connection with the Service or the Application. AT&T may amend Exhibit B to add or delete any portion of the Service Area from time to time by giving written notice to Customer.

     2.8 Interruptions and Field Trials. The Service may be temporarily refused, limited, interrupted or curtailed due to governmental regulations or orders, system capacity limitations or equipment maintenance, repair, modifications, upgrades or relocation. AT&T will attempt to notify Customer of scheduled and unscheduled network outages that are expected to last more than four (4) hours and that may affect the Service. Customer will cooperate, at AT&T's expense, in conducting any field tests and trials that AT&T or any Service provider reasonably determines are necessary or desirable to ensure the performance and reliability of the Service.

Section 3.  Interconnection

     Customer will be required to obtain and pay for any interconnection services required to connect Customer to AT&T's CDPD network to be used by End Users. In the event that individual connectivity to End Users is required, Customer will follow AT&T policies and procedures for such connections.

Section 4.  Customer Equipment

     Customer will be responsible for the acquisition, programming, installation, maintenance and repair of all Customer Equipment. Customer will ensure that all Customer Equipment is technically and operationally compatible with the Service and meets all applicable federal and state laws, rules and regulations.

Section 5.  Rates

     5.1 Customer will pay AT&T for Service provided to Customer and its End Users in accordance with the Service Plan. Unless the Service Plan provides otherwise, AT&T may increase the rates contained in the Service Plan from time to time on sixty

                          CONFIDENTIAL & PROPRIETARY                      Page 4
days (60) written notice to Customer; provided, however, if such increase is unacceptable to Customer, Customer may terminate this Agreement by providing AT&T with written notice at least thirty (30) days in advance of such termination. AT&T may decrease the rates contained in the Service Plan from time to time upon written notice to Customer, effective on the date specified on such notice.

     5.2 Customer may obtain any rate that is available to a similarly situated reseller of AT&T. Customer may at any time notify AT&T that it chooses to obtain Service under a different Rate Sheet, provided that AT&T may, upon receipt of notice of Customer's election, either revise Exhibit C to reflect such election or terminate this Agreement and offer Customer a new agreement.

Section 6.  Invoices, Payments, Taxes and Security Deposits

     6.1 Invoices. AT&T will provide Customer written invoices on a monthly basis.

     6.2 Payment. Customer will pay each invoice within thirty (30) days following its receipt thereof. Any payment not received by the due date will accrue interest at the rate of one and one-half percent (1.5%) per month or the maximum lawful rate. Additional fees will be assessed for any check returned for insufficient funds.

     6.3. Disputed Charges. Should Customer reasonably dispute any portion of a bill, it shall timely pay the undisputed amount. Customer shall 1) notify AT&T in writing within fifteen (15) business days of receipt of a bill that Customer disputes certain charges, 2) advise AT&T of the basis of its dispute and 3) provide AT&T with such documentation as it may have to support its position. Within fifteen (15) business days thereafter, AT&T shall provide Customer with a written response supported by documentation. If AT&T's response indicates a continuing dispute, within five (5) business days thereafter, Customer and AT&T shall meet in a good faith effort to resolve the billing dispute. Both parties agree that any claims or disputes under this Agreement will be submitted to non-binding mediation prior to initiation of any formal legal process. Costs of mediation will be shared equally.

     6.4 Taxes. Customer will pay all applicable federal, state and local sales, use, public utilities, gross receipts or other taxes or fees imposed on AT&T as a result of this Agreement (other than taxes imposed on the net income of AT&T). Customer will submit certificates of resale for federal excise tax and as required for the states in which it will resell service, as indicated on Exhibit C. Customer will reimburse AT&T for any such taxes or fees paid by AT&T on Customer's behalf.

     6.5 Security Deposits. AT&T may from time to time require Customer to provide it with a cash deposit, irrevocable letter of credit, or other security acceptable to AT&T based upon AT&T's assessment of Customer's creditworthiness.

                          CONFIDENTIAL & PROPRIETARY                      Page 5

Section 7.  Term and Termination

     7.1 Term. The initial term of this Agreement will begin on the date hereof and, unless earlier terminated in accordance with this Section 7, will continue for a three (3) year term. This Agreement will automatically renew for successive one-year renewal terms unless either Party, at least ninety (90) days prior to the end of the then-current term, notifies the other Party in writing of its intent to terminate this Agreement.

     7.2  Termination

          7.2.1 If either Party breaches a material term of this Agreement, and such Party fails to cure the breach within thirty (30) days following its receipt of written notice from the non-breaching Party (or ten days in the event of non-payment of any amounts due hereunder), then the non-breaching Party, in addition to any other remedies it may have at law or in equity, may terminate this Agreement upon written notice to the breaching Party.

          7.2.2 This Agreement will automatically terminate in the event of either Party's dissolution, insolvency, assignment for the benefit of creditors or filing for relief under the provisions of the bankruptcy laws or similar creditor protection laws.

          7.2.3 AT&T may terminate this Agreement immediately and without penalty upon written notice to Customer if the Federal Communications Commission or any other regulatory agency or court promulgates any rule, regulation, judgment or order that (a) prohibits or substantially impedes (in effect or application) AT&T from fulfilling its obligations hereunder or (b) adversely affects AT&T's ability to conduct business upon terms and conditions acceptable to it. AT&T will notify Customer promptly following AT&T's determination that an event permitting termination under this Section has occurred.

          7.2.4 If Customer shall at any time fail to meet the Service Plan requirements set forth in Exhibit C, AT&T may provide Customer with ninety (90) days written notice either 1) that Customer is no longer eligible to receive Service under this Agreement, or 2) that AT&T will modify the Service Plan in accordance with Customer's actual usage. If Customer is unable, during the sixty
(60) day period after AT&T's notice is sent, to satisfy the eligibility criteria, AT&T and Customer will renegotiate the Service Plan Requirements. If the parties fail to reach a mutually acceptable agreement regarding the Service Plan within the following thirty (30) day period, AT&T may either, immediately or upon notice to Customer, 1) modify the Service Plan, or 2) terminate this Agreement without further notice, in its sole discretion.

          7.3 Survival. Sections 8, 9, 10, 11, 12, 16 and 17 (together with all other provisions of this Agreement that may reasonably be interpreted or construed as surviving termination) will survive the termination of this Agreement.

          7.4 Payment upon Termination. Upon termination of this Agreement for any reason, all amounts owing to AT&T hereunder will become due and payable.

                          CONFIDENTIAL & PROPRIETARY                      Page 6

Section 8.  Force Majeure

       Neither Party will be liable for any loss, damage, cost, delay or failure to perform resulting from causes beyond its reasonable control including, but not limited to, acts of God, fires, floods, earthquakes, strikes, insurrections, riots, lightening or storms, or delays of suppliers or subcontractors for the same causes.

Section 9.  Indemnification

       9.1 MUTUAL INDEMNITY. EACH PARTY WILL DEFEND, INDEMNIFY AND HOLD THE OTHER, THE OTHER'S SUBSIDIARIES AND AFFILIATES (AND THEIR RESPECTIVE OWNERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS) AND ANY UNDERLYING CARRIER ENABLING THE PROVISION OF SERVICE HARMLESS AGAINST ANY DAMAGES, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERT WITNESS' FEES AND DISBURSEMENTS, WHETHER AT TRIAL OR ON ANY APPEAL) ARISING OUT OF OR RELATING TO ANY CLAIMS, ACTIONS OR OTHER PROCEEDINGS THAT (A) ARE BROUGHT BY OR ON BEHALF OF ANY THIRD PARTY, AND (B) RESULT FROM THE INDEMNIFYING PARTY'S BREACH, FAILURE TO PERFORM, OR MISCONDUCT IN CONNECTION WITH ITS DUTIES OR THE EXERCISE OF ITS RIGHTS UNDER THIS AGREEMENT.

       9.2 ADDITIONAL INDEMNITY. CUSTOMER FURTHER AGREES TO DEFEND, INDEMNIFY AND HOLD AT&T, ITS SUBSIDIARIES AND AFFILIATES, THEIR RESPECTIVE OWNERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS AND ANY UNDERLYING CARRIER ENABLING THE PROVISION OF SERVICE (COLLECTIVELY, AS USED IN THIS SUBPARAGRAPH, "AT&T") HARMLESS AGAINST ANY DAMAGES, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERT WITNESS' FEES AND DISBURSEMENTS, WHETHER AT TRIAL OR ON ANY APPEAL) ARISING OUT OF OR RELATING TO ANY CLAIMS, ACTIONS OR OTHER PROCEEDINGS THAT ARE BROUGHT BY OR ON BEHALF OF END USERS; PROVIDED THAT CUSTOMER'S OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD AT&T HARMLESS WILL NOT APPLY TO THE EXTENT THE CLAIM, ACTION OR PROCEEDING RESULTS FROM AT&T'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 10. No Warranties

       AT&T SUPPLIES A SERVICE, AND NOT GOODS. AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICE OR THE PERFORMANCE OF ANY OBLIGATIONS HEREUNDER INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH WARRANTIES ARE EXPRESSLY EXCLUDED. AT&T IS NOT THE MANUFACTURER OF ANY CUSTOMER

                          CONFIDENTIAL & PROPRIETARY                    Page 7

EQUIPMENT AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. TO THE EXTENT AT&T PROVIDES ACCESS TO INFORMATION PROVIDED BY OTHER SOURCES, AT&T ACCEPTS NO LIABILITY FOR AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONTENT THEREOF.

Section 11.  Limitation of Liability

     11.1 NO CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER (OR ITS END USERS, CUSTOMERS OR ANY THIRD PARTY) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF SUCH PARTY'S FAILURE TO PERFORM UNDER THIS AGREEMENT. NOTHING IN THIS SECTION 11.1 WILL LIMIT A PARTY'S OBLIGATION TO FULLY INDEMNIFY THE OTHER UNDER SECTION 9 FOR ACTIONS BROUGHT BY THE INDEMNIFYING PARTY'S CUSTOMERS, END USERS OR BY ANY THIRD-PARTY, EVEN IF SUCH ACTIONS INCLUDE CLAIMS FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     11.2 LIMITATION OF ACTIONS. EXCEPT FOR ACTIONS ARISING IN CONNECTION WITH SECTION 9, NEITHER PARTY MAY BRING A LEGAL ACTION WITH RESPECT TO THIS AGREEMENT MORE THAN TWENTY-FOUR (24) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.

     11.3 LIABILITY CAP. EXCEPT FOR LIABILITIES ARISING UNDER SECTION 9, THE AGGREGATE LIABILITY OF AT&T TO CUSTOMER FOR CLAIMS RELATING TO THIS AGREEMENT, WHETHER FOR BREACH OR IN TORT, WILL NOT EXCEED THE AMOUNT PAID BY CUSTOMER TO AT&T IN THE TWO MONTH PERIOD PROCEEDING THE DATE THE CLAIM AROSE.

     11.4 PARTY. FOR THE PURPOSES OF THIS SECTION 11, "PARTY" MEANS THE PARTY, ITS SUBSIDIARIES AND AFFILIATES AND THEIR RESPECTIVE OWNERS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS.

     11.5 SECURITY. ALTHOUGH THE SERVICE USES AN ENCRYPTED TECHNOLOGY, AND THE LAW GENERALLY PROHIBITS THIRD PARTIES FROM MONITORING CELLULAR TRANSMISSIONS, AT&T CANNOT GUARANTY THE SECURITY OF DATA TRANSMISSIONS. AT&T SHALL NOT BE LIABLE FOR ANY LACK OF SECURITY RELATING IN ANY WAY TO USE OF THE SERVICE OR CUSTOMER'S OR ITS END USERS DATA TRANSMISSIONS.

Section 12.  Confidentiality

     12.1 Confidential Information. As used in this Agreement, "Confidential Information" means any information of either AT&T or Customer that is not generally known to the public, whether of a technical, business or other nature (including, but not

                          CONFIDENTIAL & PROPRIETARY                    Page 8
necessarily limited to, trade secrets, know-how and information relating to the technology, customers, business plans, promotional and marketing activities, finances and other business affairs of such Party). AT&T's Confidential Information includes, among other things, the rates, terms and conditions relating to AT&T's provision of Service to Customer.

     12.2 Use and Disclosure. In the performance of or otherwise in connection with this Agreement, any Party (the "Receiving Party") may receive certain Confidential Information of the other Party (the "Disclosing Party"). The Receiving Party, except as expressly provided in this Agreement, will not disclose such Confidential Information to anyone without the Disclosing Party's prior written consent. The Receiving Party will not use, or permit others to use, Confidential Information for any purpose other than the purpose for which it was disclosed. The Receiving Party will take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature.

     12.3 Exceptions. The provisions of Section 12.2 will not apply to any information that (a) is or becomes publicly available without breach of this Agreement, (b) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party, (c) is rightfully received from a third Party who did not acquire or disclose such information by a wrongful or tortious act, or (d) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential Information.

     12.4 Disclosure to Governmental Entities. If the Receiving Party becomes legally obligated to disclose Confidential Information to any governmental entity with jurisdiction over it, the Receiving Party will give the Disclosing Party prompt written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy. The Receiving Party will disclose only such information as is required by the governmental entity and will use its reasonable best efforts to obtain confidential treatment for any Confidential Information that is so disclosed.

     12.5 Ownership; Return. All Confidential Information will remain the exclusive property of the Disclosing Party, and the Receiving Party will have no rights, by license or otherwise, to use the Confidential Information except as expressly provided herein. The Receiving Party promptly will return or destroy all tangible material embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information) upon the earlier of (a) the completion or termination of the dealings between the Disclosing Party and the Receiving Party, and (b) the Disclosing Party's written request.

                          CONFIDENTIAL & PROPRIETARY                    Page 9

Section 13.  Notices

     All notices and other communications relating to this Agreement will be made in writing and will be deemed to have been duly delivered, effective upon receipt, if sent to the address set forth below each Party's signature.

Section 14.  Assignment

     Except as provided in this Section 14, neither Party may assign or transfer this Agreement, or its rights or obligations hereunder, without the prior written consent of the other Party. Either Party may assign this Agreement, without the other's consent, to (a) any Affiliate of the assignor, or (b) any person or entity that acquires the assignor or substantially all of the assignor's business through any merger, consolidation or stock or asset purchase; provided that the assignee agrees in writing to be bound by the provisions of this Agreement. In addition, AT&T may assign certain of its rights and obligations under this Agreement without Customer's consent.

Section 15.  No Agency

     AT&T and Customer are independent contracting Parties. This Agreement does not create any partnership, joint venture or agency relationship between the Parties.

Section 16.  Marks

             16.1 Customer recognizes the right, title and interest of AT&T, the CDPD Systems and their respective Affiliates in and to all service marks, trademarks and trade names used by any of them in connection with the Service (the "Marks"). Customer will not gain any rights to the Marks by virtue of this Agreement and will not use any Marks without AT&T's prior written consent.

             16.2 In all dealings with each other, End Users and third parties, Customer and AT&T will be governed by the highest standards of honesty, integrity, fair dealing and ethical conduct. Neither Party will engage in any activity that may be harmful to the other Party's goodwill or may reflect unfavorably on its marks, this prohibition includes, without limitation, the commission of any unfair trade practice, the publication of any false, misleading or deceptive advertising, or the commission of any fraud or misrepresentation. Any breach of this provision shall give rise to termination under section 7.2.1

Section 17.  General

     17.1 State law/venue. This Agreement will be governed by the laws of the State of Washington, without reference to its choice of law rules. Any proceeding to enforce any rights or obligations hereunder shall be brought in King County, Washington.

     17.2 Attorneys' fees. In the event an action is commenced by either Party to enforce the terms of this Agreement, the substantially prevailing Party in such action shall

                          CONFIDENTIAL & PROPRIETARY                     Page 10
be entitled to its reasonable costs and attorneys' and expert witness' fees incurred therein and on any appeal thereof.

     17.3 Entire agreement. This Agreement, together with its attached Exhibits, sets forth the entire agreement between the Parties concerning the subject matter hereof. Any amendment or modification to this Agreement will be effective only if made in writing and signed by both Parties. Provided, however, this Agreement shall be deemed automatically amended to the extent inconsistent with any federal, state or local law, regulation, court order or tariff required to be filed by AT&T.

     17.4 Waiver. The waiver of any provision or default of this Agreement will not constitute a waiver of any other provision or default. If any provision of this Agreement is deemed to be unenforceable, the remaining provisions will remain in full force and effect.

     17.5 Compliance with laws. AT&T and Customer shall at all times comply in all material respects with all laws, rules and regulations applicable to the performance of this Agreement.

The Parties have executed this Agreement on the date first above written.

Vectorlink, Inc.                        AT&T Wireless Data, Inc.
                                        d/b/a AT&T Wireless Services



By:   /s/ Amin Mufti                    By:   /s/ Kendra Van der Meulen
    -----------------------                ------------------------------
Title: VP Business Development          Title:        SVP & GM
       -----------------------                ---------------------------

Address: 41638 Christy Street           Address: 10230 N.E. Points Dr.
         Fremont, CA 94538                       Kirkland, Washington 98033
                                                 Attn: Andy Willett
         Attn: Amin Mufti                        (With copy to General Counsel)


                          CONFIDENTIAL & PROPRIETARY                     Page 11

                                   EXHIBIT A

                                  Application

Customer provides and Automatic Vehicle Location (AVL) and Dispatch service to businesses via the Internet. The purpose of this solution is to allow companies to know the location of all vehicles in their fleet in real time. This allows companies to make more efficient fleet management decisions.

End Users using the Customer solution track their vehicles by utilizing the Internet. The application which tracts the vehicles actually resides on a server at Customer's location. To get access to this server the End User would need to have an Internet connection and some type of Internet browser such as Netscape. The End User would then be given a password which would provide access to a private page on the Customer web site. This page would contain the tracking and dispatch application.

A GPS/CDPD unit is installed in the trunk of the vehicle to be tracked. Optionally, the customer can choose the dispatch feature which provides and LCD display that resides near the driver. The vehicle is periodically polled for its location. The End User predefines how often a vehicle is polled based on business requirements. The GPS unit provides the exact longitude and latitude of the vehicle at the time of being polled. The CDPD modem then sends that data to the AT&T CDPD network, which is then passed through the Internet to the Customer server where the customer can view the plotted and mapped data via the web. The application provides the exact location of the vehicle, a history of the routes the vehicle has traveled, how fast the vehicle is traveling, etc. The End User can also send dispatch messages to the driver of the vehicle using the same wireless communications link. The driver can optionally respond to these messages by using the keypad located on the LCD display.

Customer provides a turn-key solution to the End User which includes the GPS/CDPD hardware, web based application software, AT&T network services, installation and ongoing support. The web based tracking solution is provided on a monthly subscription basis which includes a pre-determined amount of wireless data usage. This amount will vary and is determined by the polling frequency chosen by the End User. The End User may either purchase the GPS/CDPD modem or have it added as part of the monthly subscription fee. The Customer server can host multiple customers, each having their own private web page.

                          CONFIDENTIAL & PROPRIETARY                     Page 12

                                   EXHIBIT B

                                 Service Area

Customer is authorized to provide the Service in the following MSAs:

Arizona:         Phoenix*, Tucson*
--------
California:      Fresno, Sacramento, San Diego*, San Francisco*, San Jose*,
-----------
                 Bakersfield*

Colorado:        Denver
---------
Connecticut:     Bridgeport*, Hartford*, New Haven*, New London/Norwich*
------------
Delaware:        Wilmington*, Dover*
---------
Florida:         Orlando, Tampa/St. Petersburg, West Palm Beach/Boca Raton
--------
                 Miami/Ft. Lauderdale, Lakeland/Winter Haven*

Illinois:        Chicago*
---------
Indiana:         Gary*, Indianapolis*
--------
Kentucky:        Louisville*
---------
Maryland:        Baltimore*, Frederick*
---------
Massachusetts:   Boston*, Worcester*
--------------
Michigan:        Detroit*
---------
Minnesota:       Minneapolis/St. Paul
----------
Missouri:        St. Louis*
---------
Nevada:          Las Vegas, Reno
-------
New Hampshire:   Manchester*
--------------
New Jersey:      Atlantic City*, Trenton*, Long Branch*, New Brunswick*, Ocean
-----------
                 City*, Vineland

New Mexico:      Albuquerque*, Las Cruces*
-----------
New York:        New York
---------
North Carolina:  Charlotte*, Raleigh*
---------------
Ohio:            Cincinnati*, Columbus*, Dayton*, Cleveland*, Akron*, Canton*
-----
Oklahoma:        Oklahoma City, Tulsa
---------
Oregon:          Portland
-------
Pennsylvania:    Pittsburgh, Allentown*, Philadelphia*
-------------
South Carolina:  Columbia*, Greenville*
---------------
Tennessee:       Memphis*, Nashville*
----------

                          CONFIDENTIAL & PROPRIETARY                     Page 13

Texas:           Austin, Dallas/Ft. Worth, San Antonio, El Paso*, Houston*,
------
                 Galveston*

Utah:            Salt Lake City
-----
Virginia:        Newport News*, Richmond*, Norfolk*
---------
Washington:      Seattle/Everett, Tacoma
-----------
Washington D.C.*
----------------

* These markets are available for Service through an intercarrier arrangement.

                          CONFIDENTIAL & PROPRIETARY                     Page 14

                                   EXHIBIT C


                                 Service Plan


Certificates of Resale provided for the following:
-------------------------------------------------
     Federal Excise Tax; and
     States: California


Interconnection: Internet
---------------

                                 Definitions:
                                 -----------

AT&T Markets: Markets where AT&T operate wireless IP service, as indicated on
------------
Exhibit B.

Non AT&T Markets: Markets where Wireless IP service is available through AT&T's
----------------
intercarrier agreements, as indicated on Exhibit B.

UP.Link Gateway: Application layered gateway utilizing software provide by
---------------
Unwired Planet that provides protocol translation and proxy service to allow an HDML device to communicate with HTML sites.

                           I. Standard VAR Rate Plan

Monthly Access Fee: [**] per Activated Number (not pro-rated).
------------------

Volume Discounts: As the volume of Customer's Numbers increases across all rate
----------------
plans, Customer will receive the following discounts.

--------------------------------------------------------------------------------
                     [**]                         [**]
--------------------------------------------------------------------------------
                     [**]                         [**]
--------------------------------------------------------------------------------
                     [**]                         [**]
--------------------------------------------------------------------------------
                     [**]                         [**]
--------------------------------------------------------------------------------
                     [**]                         [**]
--------------------------------------------------------------------------------

Usage Charges:
-------------
In AT&T Markets:        [**] per kilobyte*
In non-AT&T Markets:    [**] per kilobyte

*Usage in AT&T markets during off-peak hours (weekends and from 7 p.m. to 7 a.m., Monday through Friday) qualify for a [**] discount.

** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                             II. Bucket Rate Plans

B30 Rate Plan.  [**] per Number per month for [**] kilobytes of average* usage
-------------
in AT&T's market. Any usage above the [**] kilobytes average or usage in non-AT&T markets will be billed at [**] per kilobyte without exception.

B35 Rate Plan.  [**] per Number per month for [**] kilobytes of average* usage
-------------
in AT&T's market. Any usage above the [**] kilobytes average or usage in non-AT&T markets will be billed at [**] per kilobyte without exception.

B40 Rate Plan.  [**] per Number per month for [**] kilobytes of average* usage
-------------
in AT&T's market. Any usage above the [**] kilobytes average or usage in non-AT&T markets will be billed at [**] per kilobyte without exception.

*To determine average usage, AT&T will aggregate usage across all of the Numbers in a particular Bucket Rate Plan.

                        III. Unlimited Usage Rate Plans

Limitations:  To qualify for an Unlimited Usage Rate Plan, the Service address
------------
of the End User using the service must be in an AT&T Market.

Local Unlimited VAR (LUV): [**] per Number per month for unlimited usage in
-------------------------
AT&T markets. Any usage in non-AT&T markets will be billed at [**] per kilobyte without exception.

National Unlimited VAR (NUV).  [**] per Number per month for unlimited usage
---------------------------
wherever Wireless IP Service is offered, whether in AT&T markets or non AT&T markets.

Volume Discounts:  As the volume of Customer's Numbers increases within these
----------------
rate plans, Customer will receive the following discounts.

-------------------------------------------------------------------------------
               # of Active IPs             Volume Discount*
-------------------------------------------------------------------------------
                                      LUV                    NUV
-------------------------------------------------------------------------------
                      [**]            [**]                   [**]
-------------------------------------------------------------------------------
                      [**]            [**]                   [**]
-------------------------------------------------------------------------------
                      [**]            [**]                   [**]
-------------------------------------------------------------------------------
                      [**]            [**]                   [**]
-------------------------------------------------------------------------------

  * Volume discounts only apply to monthly access fees and not on usage fees.

 ** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Rate Changes: Unlimited rates are fixed for an initial twelve months term
------------
following activation. Increases after the initial twelve month term will be preceded by 90 days advance notice.

                  IV. PocketNet Unlimited VAR (PUV) Rate Plan

Limitations:  To qualify for the PUV Rate Plan, Customer must have an HDML based
-----------
application which is described more specifically in Exhibit A.

Customer can either utilize the Wireless Data Division's (WDD) UP.Link Gateway or provide their own UP.Link Gateway.

 .    If Customer chooses to utilize the WDD UP.Link gateway, Customer must provide AT&T the URL address of their web server which will house the information viewable by the HDML data devices accessing this server.

 .    If Customer chooses to utilize their own UP.Link Gateway, Customer must provide AT&T the IP address of this UP.Link Gateway.

Pocketnet Unlimited VAR (PUV) Rate Plan:  [*] per Number per month for
---------------------------------------
unlimited usage in AT&T markets. Any usage in non-AT&T markets and any usage that does not go through an UP.LINK gateway will be billed at [*] per kilobyte without exception.

Volume Discounts: As the volume of Customer's Numbers increases within the PUV
----------------
rate plan, Customer will receive the following discounts.

--------------------------------------------------------------------------------
              # of Active IPs                       Monthly Price
--------------------------------------------------------------------------------
                   [*]                                  [*]
--------------------------------------------------------------------------------

                         V. VAR Government Rate Plans

Limitations: To qualify for a VAR Government Rate Plan, Customer must submit
-----------
satisfactory proof that the entity receiving service under the plan is a government agency and that each End User is a member of that government agency. AT&T will make all such determinations as to eligibility in its sole discretion. In addition, the Service address of the End User using Service must be in an AT&T market.

Government Unlimited VAR (GUV):  [*] per Number per month for unlimited usage
------------------------------
in AT&T markets. Any usage in non-AT&T markets will be charged at [*] per kilobyte without exception.

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Volume Discounts: As the volume of Customer's Numbers increases, Customer will
----------------
receive the following discounts.

--------------------------------------------------------------------------------
                   [**]                                   [**]
--------------------------------------------------------------------------------
                   [**]                                   [**]
--------------------------------------------------------------------------------
                   [**]                                   [**]
--------------------------------------------------------------------------------
  * Volume discounts only apply to monthly access fees and not on usage fees.

The following items apply for all VAR rate plans.

Reservation Fee: Customer may request a block of network addressess be reserved
---------------
to it prior to activation. AT&T will hold such addresses in a pool until Customer requests activation. Customer will be charged [**] per month per reserved, but not activated, Number. During any month in which a reserved Number is activated, Customer will be charged only the applicable Access Fee plus any applicable usage, and will not be charged a Reservation Fee.

Assignment Fee:  A one time fee of [**] will be charged for every new Number
--------------
at the earlier of the time of reservation or activation.

Cancellation Fee:  No cancellation fee will be assessed upon deactivation or
----------------
deassignment of Numbers.

Billing Guidelines for Calls under All Rate Plans.
-------------------------------------------------

     1.   General.  AT&T will bill Customer on a monthly basis for Service
          -------
          furnished under this Agreement, including regular monthly Service charges and usage charges for all data transmissions processed through the Number. Usage charges include charges on a per kilobyte basis for transmissions that are sent or received by Equipment programmed with a Number assigned to Customer. Usage charges may also include charges for additional services offered by AT&T which Customer may subscribe to at rates determined by AT&T from time to time.

     2.   Access Charges.  Access charges are billed monthly in arrears. Usage
          --------------
          charges are billed monthly in arrears. If AT&T agrees to provide Service features to Customer, AT&T reserves the right to charge a reasonable fee for adding or deleting Service features.


     3.   Measurement.  The measurement of a transmission is in kilobytes.
          -----------

     4.   Discounts.  All volume and off peak discounts will be applied to
          ---------
          Customer's Account for the current billing cycle.

** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

     5.   Additional Charges:  State surcharges may be charged to Customer in
          ------------------
          addition to the charges under all Rate Plans.

     6.   Loss of Registration.  Registration may be "lost" (i.e., involuntarily
          --------------------
          disconnected) for a variety of reasons, including atmospheric conditions, topography, weak batteries, system over capacity, movement outside a service area, and gaps in coverage within a service area. Loss of registration may result in retransmissions and additional usage charges.

Minimum Number Requirements:
---------------------------
Customer shall maintain, within one year of the date of this Agreement, a minimum of 500 active Numbers.

Failure to Meet Minimum Number Requirements:  In the event Customer fails to
-------------------------------------------
achieve the minimum Number requirements at any time after the dates set forth in this Exhibit C, Customer shall pay to AT&T in addition to all other amounts due the difference between Customer's actual Numbers and the required minimum Numbers times the monthly access fee set forth in Exhibit C for each month in which Customer fails to achieve such minimum. Continued failure to meet Minimum Number Requirements shall give rise to AT&T's right to terminate under section 7.2

Promotional Tools:  AT&T will provide Customer with up to two Numbers, at no
-----------------
charge, with unlimited usage in AT&T markets, and up to [*] additional Numbers at a rate of [*] per month, with unlimited usage in AT&T markets. Usage outside of AT&T markets and all taxes on usage relating to such Numbers will remain the responsibility of Customer.

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT D

                             End User Disclosures

1. [END USER] EXPRESSLY UNDERSTANDS AND AGREES THAT IT HAS NO CONTRACTUAL RELATIONSHIP WHATSOEVER WITH THE UNDERLYING WIRELESS SERVICE CARRIER AND THAT [END USER] IS NOT A THIRD PARTY BENEFICIARY OF ANY AGREEMENT BETWEEN [CUSTOMER] AND UNDERLYING CARRIER. IN ADDITION, [END USER] EXPRESSLY UNDERSTANDS AND AGREES THAT THE UNDERLYING CARRIER SHALL HAVE NO LEGAL, EQUITABLE, OR OTHER LIABILITY OF ANY KIND TO [END USER]. IN ANY EVENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER FOR BREACH OF CONTRACT, WARRANTY, ENGLIGENCE STRICT LIABILITY IN TORT OR OTHERWISE, [END USER's] EXCLUSIVE REMEDY AND THE TOTAL LIABILITY OF THE UNDERLYING CARRIER ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY FAILURE OR DISRUPTION OF SERVICE PROVIDED HEREUNDER, IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT EQUAL TO THE PORTION OF THE MONTHLY CHARGES TO [END USER] FOR THE SERVICES RELATING TO THE PERIOD OF SERVICE DURING WHICH SAID DAMAGES OCCUR.

2. [END USER] SHALL INDEMNIFY AND HOLD HARMLESS THE UNDERLYING WIRELESS SERVICE CARRIER SUPPLYING SERVICES TO [CUSTOMER] AND ITS OFFICERS, EMPLOYEES, AND AGENTS AGAINST ANY AN ALL CLAIMS, INCLUDING WITHOUT LIMITATION CLAIMS FOR LIBEL, SLANDER, OR ANY PROPERTY DAMAGE, PERSONAL INJURY OR DEATH, ARISING IN ANY WAY DIRECTLY OR INDIRECTLY IN CONNECTION WITH THIS AGREEMENT OR THE USE, FAILURE TO USE, OR INABILITY TO USE THE NUMBER EXCEPT WHERE THE CLAIMS RESULT FROM THE UNDERLYING CARRIER'S GROSS NEGLIGENCE OR SILLFULL MISCONDUCT. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THE AGREEMENT.

3.   [END USER] HAS NO PROPERTY RIGHT IN ANY NUMBER ASSIGNED TO IT.

                      CONFIDENTIAL & PROPRIETARY                        Page 18

                                   EXHIBIT E

                               NEI Request Form

                                   RESELLER
                                NEI ORDER FORM

                                                     Today's Date:  ____________

================================================================================
Account Name:  ________________________             Account #:  ____________
================================================================================

Requester Name:  _____________________________________________
Phone:  ________________                    Fax:  ___________________

List the associated NEI's or the number of requested NEI's and fax to: Wireless Data Support at, (206) 803-4708.

------------------------------------------------------------------
Please Check the appropriate box for your request:
------------------------------------------------------------------
   Request an Allocation of NEIs     # of NEIs:  ____________
------------------------------------------------------------------
   Request for Activated NEIs:      # of NEIs:  ___________
------------------------------------------------------------------
   Request for Allocated NEIs to be Activated*
------------------------------------------------------------------
   Deactivate Designated NEIs and Move to Allocated*
------------------------------------------------------------------
   Deactivate Designated NEIs and Return to AT&T Wireless*
------------------------------------------------------------------
   Change Service Address of Designated NEIs*
------------------------------------------------------------------
   Change Rate Plan of Designated NEIs*
------------------------------------------------------------------
   Change EID of Designated NEIs*
------------------------------------------------------------------
* Indicates additional information required below

Associated NEI's:

------------------------------------------------------------------
                                                        Secured (S)
                                                        Unsecured
                                 Service Address           (R)       Dealer #
    NEI:             EID:         City, State, Zip         NEI       (optional):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     ____________________________            ___________________
     Customer Care Representative               Date Completed

                      CONFIDENTIAL & PROPRIETARY                         Page 19

                                               [LETTERHEAD OF AT&T APPEARS HERE]



August 28, 1998


Amin Mufti
Vectorlink
42638 Christy Street
Fremont, CA 94538


Dear Amin:


Enclosed you will find AT&T's revised Exhibit C. The purpose for the revision is we have made some changes and additions to our rate plans. This version of the Exhibit will supersede your existing Exhibit C and will become part of the binding VAR Agreement you have with AT&T.

Please review this and if you have any questions please give me a call at (425) 803-4655.

Sincerely,


/s/ John M. Russell

John. M. Russell
National VAR Account Manager
AT&T Wireless Services